BLACKROCK BOND FUND, INC.
BlackRock Total Return Fund

Supplement Dated December 17, 2007
to the Prospectus dated January 25, 2007
as Amended on September 24, 2007

Effective December 17, 2007, the following changes are made to the Prospectus of BlackRock Bond Fund, Inc.

The section in the prospectus captioned “How the Fund Invests — About the Portfolio Manager of the Total Return Fund” on page 15 is amended as follows:

The description of the Fund’s portfolio managers is deleted and the following description is inserted below the heading:

The Total Return Fund is managed by a team of investment professionals that consists of Scott Amero, Matthew Marra, and Andrew Phillips.

In addition, in the section captioned “Management of the Fund — BlackRock Advisors, LLC” the discussion of the portfolio managers for the BlackRock Total Return Fund beginning on page 55 is deleted in its entirety and replaced with the following:

The Bond Fund is managed by a team of investment professionals comprised of Scott Amero, Matthew Marra and Andrew Phillips. This team has managed the Fund’s portfolio since 2006. The Bond Fund is managed using a team approach. Messrs. Amero, Marra and Phillips are senior members of BlackRock’s taxable fixed income management team.

Scott Amero is a Vice Chairman and BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Matthew Marra is a Managing Director of BlackRock and is a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the Monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Andrew Phillips is a Managing Director of of BlackRock and is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. Mr. Phillips’ primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.

Code # 10046-1207-SUP3